Exhibit 99.1

AMENDMENT AGREEMENT

This Amendment Agreement (“Agreement”) dated as of July 13, 2010 is entered into by and among Clear Skies Solar, Inc., a Delaware corporation (the “Company”) and the signatories identified on the signature page hereto (each a “Subscriber” and collectively, “Subscribers”).

WHEREAS, the Company and the Subscribers are parties to Subscription Agreements (“Subscription Agreements”) dated May 8, 2009, July 28, 2009, September 16, 2009 and January 6, 2010 relating to an investment by Subscribers in Promissory Notes (the “Notes”) and Common Stock Purchase Warrants (“Warrants”) of the Company; and

WHEREAS, the Company and Subscribers desire to amend the terms of the Subscription Agreement, Notes and Warrants.

NOW THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscriber hereby consent and agree as follows:

1.

All the capitalized terms not otherwise defined herein shall have the meanings attributed to them in the Subscription Agreements and the documents and agreements delivered therewith (“Transaction Documents”).

2.

The Notes and Warrants listed on Schedule A attached hereto accurately reflect all promissory notes and warrants to purchase Common Stock of the Company currently held by the Subscribers.

3.

The Fixed Conversion Price as defined in Section 2.1(b) of the Notes is amended to $0.03, subject to further adjustment.

4.

The Purchase Price as defined in the Warrants will be $0.03, subject to further adjustment.

5.

The Maturity Dates of the July 28, 2009 and September 16, 2009 Notes held by Alpha Capital Anstalt will be extended to January 28, 2011 and January 31, 2011, respectively.

6.

The following sentence shall be added to the end of Section 3.3 of the Warrants dated July 28, 2009:

“Upon any reduction of the Purchase Price, the number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 3.3) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 3.3) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise.”

7.

The foregoing notwithstanding, Subscribers agree that upon exercise of the currently outstanding Warrants, the Company will issue to the Holders an additional 36.36% of the underlying shares as set forth on Schedule B attached hereto.

8.

Two of the Subscribers, Barry Honig and Michael Brauser, will convert all of their outstanding Notes and accrued interest as described on Schedule C attached hereto and Alpha Capital Anstalt will convert its May 8, 2010 Note and accrued interest as described on Schedule C attached hereto into shares of the Company’s Common Stock at a per share conversion price of $0.03. The original Notes to be converted under this paragraph 8 shall be delivered to the Company upon the execution of this Agreement with the Notice of Conversion attached to each Note to be duly completed and signed.  The Company shall not later than five (5) business days thereafter deliver the common stock into which the Notes were converted to each Subscriber.

9.

Notwithstanding anything to the contrary contained in the Subscription Agreements, Notes or Warrants, the Company may not, for a period of one year from the date of this Agreement, issue any shares of Common Stock or other securities convertible into shares of Common Stock for a price per share less than $0.03.

10.

Not later than five (5) business days following the execution of this Agreement, the Company will issue to Subscribers Incentive Shares in the amounts described on Schedule A hereto.

11.

The Company undertakes to make a public announcement on Form 8-K describing the terms of this Agreement not later than the fourth business day after the execution of this Agreement.

12.

For the benefit of the parties hereto, the Company hereby makes all the representations, warranties, covenants undertakings and indemnifications contained in the Transaction Documents, as if such representations were made by the Company as of this date.

13.

Subject to the modifications and amendments provided herein, the Transaction Documents shall remain in full force and effect, including but not limited to the accrual of interest and liquidated damages, if any.  Except as expressly set forth herein, this Agreement shall not be deemed to be a waiver, amendment or modification of any provisions of the Transaction Documents or of any right, power or remedy of the Subscribers, or constitute a waiver of any provision of the Transaction Documents (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder.  Except as set forth herein, the Subscribers reserve all rights, remedies, powers, or privileges available under the Transaction Documents, at law or otherwise.  This Agreement shall not constitute a novation or satisfaction and accord of the Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith.

14.

Each of the undersigned states that he has read the foregoing Agreement and understands and agrees to it.

15.

This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to any other party, it being understood that all parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or electronically, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same with the same force and effect as if such facsimile signature were an original thereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

CLEAR SKIES SOLAR, INC.

the “Company”

By: /s/ Ezra Green

Ezra Green, CEO

“SUBSCRIBERS”

/s/ Konrad Ackermann

/s/ Barry Honig

ALPHA CAPITAL ANSTALT

BARRY HONIG

/s/ Michael Brauser

/s/ Arthur Goldberg

MICHAEL BRAUSER

ARTHUR GOLDBERG

SCHEDULE A

SUBSCRIBER AND ADDRESS	NOTES	WARRANTS	INCENTIVE SHARES
MICHAEL BRAUSER	$110,000 due January 6, 2011	1,833,333 expiring January 6, 2013	700,000
ALPHA CAPITAL ANSTALT	$55,000 due July 28, 2010 $110,000 due July 31, 2010 $200,000 due November 8, 2010 $110,000 due January 6, 2011	1,833,333 expiring January 6, 2013 1,833,333 expiring January 21, 2014	1,450,000
BARRY HONIG	$110,000 due January 5, 2011	1,833,333 expiring January 6, 2013 4,583,334 expiring January 21, 2014	700,000
ARTHUR GOLDBERG	$11,000 due July 28, 2010 $11,000 due July 31, 2010 $11,000 due January 6, 2011	157,143 expiring July 28, 2012 183,333 expiring September 16, 2012 183,333 expiring January 6, 2013	100,000

SCHEDULE B

Warrants to be adjusted:
Shares to be purchased on exercise of warrants to increase by 36.36%

		Current	Increase in	Adjusted
	Date of	Number of	Number of	Total
	Warrant	Shares	Shares	Shares

Alpha Capital Anstalt	1/6/2010	1,833,333	666,600	2,499,933
	1/22/2010	1,833,333	666,600	2,499,933

Barry Honig	1/6/2010	1,833,333	666,600	2,499,933
	1/22/2010	3,666,667	1,333,200	4,999,867
	1/22/2010	916,667	333,300	1,249,967

Michael Brauser	1/6/2010	1,833,333	666,600	2,499,933

Arthur Goldberg	7/28/2009	157,143	57,137	214,280
	9/16/2009	183,333	66,660	249,993
	1/6/2010	183,333	66,660	249,993

	Totals	12,440,475	4,523,357	16,963,832

SCHEDULE C

Notes to be converted at closing:
							Conversion
							Shares at	Conversion
	Date of	Face		Interest	Interest	Daily	$.03 on	Daily
Holder	Note	Amount	Maturity	Rate	to 6/23/10	Interest	6/23/10	Shares

Alpha Capital Anstalt	5/8/2009	$175,000[1]	5/8/2010	6%	$10,500.00

Alpha Capital Anstalt	5/8/2010	$200,000	11/8/2010	6%	$1,446.58	$32.88	7,064,886	1,096

Barry Honig	1/6/2010	$110,000	1/6/2011	5%	$2,531.51	$15.07	3,751,050	502

Michael Brauser	1/6/2010	$110,000	1/8/2011	5%	$2,531.51	$15.07	3,751,050	502

Total face amount of all converted notes		$420,000				Total	14,566,986

____________________

  Replaced by $200,000 Note dated May 8, 2010